UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):	January 4, 2016

              OSHKOSH CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

           (920) 235-9151
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2016, John M. Urias, the Executive Vice President & President, Defense segment of Oshkosh Corporation (the “Company”) and a named executive officer in the Company’s most recent proxy statement, notified the Company of his intent to resign from his position and retire effective February 6, 2016.  Mr. Urias is retiring to attend to matters regarding the health of his family.

Wilson Jones, the Company’s President and Chief Executive Officer, will lead the Defense business on a day-to-day basis as the Company searches for Mr. Urias’ replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2016	OSHKOSH CORPORATION By: /s/ Ignacio A. Cortina Ignacio A. Cortina Senior Vice President, General Counsel and Secretary